                                                                   EXHIBIT 10.18

                          FIFTH AMENDMENT TO AND WAIVER
                        UNDER FIVE-YEAR CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO AND WAIVER UNDER FIVE-YEAR CREDIT AGREEMENT (this "Amendment") made and entered into as of June 7, 2002, by and among INTERMET CORPORATION, a Georgia corporation ("Intermet"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank ("Scotia Capital"), acting through its Atlanta Agency, the other banks and lending institutions listed on the signature pages hereof, and any assignees of Scotia Capital or such other banks and lending institutions which become "Lenders" as provided in the Amended Agreement (as defined below) (Scotia Capital, and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), Scotia Capital, in its capacity as administrative agent for the Lenders and each successor administrative agent for such Lenders as may be appointed from time to time pursuant to Article IX of the Amended Agreement (the "Administrative Agent"), BANK ONE, MICHIGAN, as Syndication Agent, and SUNTRUST BANK, as Documentation Agent, COMERICA BANK, as Managing Agent and THE BANK OF NEW YORK, HARRIS TRUST AND SAVINGS BANK and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents (the Administrative Agent, the Syndication Agent, the Documentation Agent, the Managing Agent and the Co-Agents are herein referred to individually as an "Agent" and collectively as the "Agents").

                                  WITNESSETH:

         WHEREAS, Intermet, the Lenders and the Agents are parties to that certain $300,000,000 Five-Year Credit Agreement, dated as of November 5, 1999, as amended on July 17, 2001 (the "Existing Agreement," capitalized terms used herein but not otherwise defined herein having the same respective meanings as in the Existing Agreement); and

         WHEREAS, the parties to the Existing Agreement wish to amend the Existing Agreement (the Existing Agreement as amended by this Amendment being the "Amended Agreement") and waive certain provisions of the Existing Agreement as provided in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Intermet, the Required Lenders, the Administrative Agent and the other Agents agree, upon the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. AMENDMENTS. Effective on (and subject to the occurrence of) the Fifth Amendment Date (as defined in Section 2 of this Amendment), the Existing Agreement shall be amended as follows:

         (a) Definition of Asset Sale. The definition of "Asset Sale" in Section
1.1 of the Existing Agreement shall be amended by deleting the amount "$1,000,000" therein and substituting the amount"$5,000,000" therefor; and

         (b) Definition of Change of Control of the Borrower. The definition of "Change of Control of the Borrower" in Section 1.1 of the Existing Agreement shall be amended in its entirety to read as follows:

         "Change in Control of the Borrower" shall mean:

                  (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) shall become the "beneficial owner(s)" (as defined in said Rule 13d-3) of more than fifty percent (50%) of the shares of the outstanding Capital Securities of the Borrower entitled to vote for members of the Borrower's board of directors on a fully diluted basis;

                  (ii) the individuals who are members of the board of directors of the Borrower on the Fourth Amendment Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Fourth Amendment Date or previously so approved) shall cease to constitute a majority of the board of directors of the Borrower;

                  (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Borrower and the Guarantors, taken as a whole, to any Person or "group" of related Persons for purposes of Section 13(d) of the Exchange Act, together with any Affiliates thereof (whether or not otherwise in compliance with the provisions of this Agreement);

                  (iv) the approval of the holders of the Capital Securities of the Borrower of any plan or proposal for the liquidation or dissolution of the Borrower (whether or not otherwise in compliance with the provisions of this Agreement); or

                  (v) any event or condition shall occur or exist which, pursuant to the terms of any Change in Control Provision, requires or permits the holder(s) of Indebtedness of any Consolidated Company to require that such Indebtedness be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Indebtedness to be accelerated in any respect.

         SECTION 2. WAIVERS. In connection with the Transaction (as defined below) the Administrative Agent and the Required Lenders hereby agree to a one-time waiver of the provisions of:

         (a) Restricted Transactions. Sections 7.01 and 7.11(i) of the Credit Agreement to permit the incurrence of Indebtedness (in the form of senior unsecured notes) by the Borrower pursuant to an Indenture in the form of and substantially similar to the June 7, 2002 draft Indenture, for 9 3/4% senior notes due 2009, between the Borrower and U.S.

Bank, National Association, as Trustee, previously delivered by the Borrower to the Administrative Agent and the Lenders (the "Transaction"); and

         (b) Mandatory Prepayment / Commitment Reduction. Sections 3.06(b)(i) and 3.07(a) of the Credit Agreement to the extent the Borrower's Net Equity or Debt Proceeds from the Transaction, after complying with Section 3(d) below, are not applied in accordance with Section 3.06(b)(i); provided that the gross proceeds to the Borrower from the Transaction are $175,000,000 or less.

         SECTION 3. EFFECTIVENESS. The amendments set forth in Section 1 above and the waivers set forth in Section 2 above shall become effective on such date (the "Fifth Amendment Date") when the Administrative Agent shall have received the following:

         (a) This Amendment. Counterparts hereof executed by the Borrower and the Required Lenders;

         (b) Additional Security Documents. Counterparts of the Guaranty Agreement and the Subsidiary Pledge and Security Agreement executed by Intermet U.S. Holding, Inc. and such other documents with respect to Intermet U.S. Holding, Inc. that are required by the Security Agreement, the Guaranty Agreement and Section 6.10(a) of the Existing Agreement;

         (c) Additional Real Estate Documents. Counterparts of amendments to the Mortgages with respect to the real estate associated with the New River Foundry and Columbus Machining facilities (the "Transferred Real Estate") to reflect the transfers of title thereto from Intermet International, Inc. to Intermet U.S. Holding, Inc. (the "Transferred Real Estate Amendments");

         (d) Term Loan Payoff. Evidence satisfactory to the Administrative Agent that the Borrower shall have paid in full all outstanding principal, interest and other "Obligations" (as defined in the Term Loan Agreement) owed under the Term Loan Agreement;

         (e) Fees of Counsel. Evidence satisfactory to the Administrative Agent that the Borrower shall have paid all outstanding fees and expenses of counsel to the Administrative Agent, to the extent invoiced;

         (f) Legal Opinion. An opinion of outside counsel to the Borrower in form and substance satisfactory to the Administrative Agent; and

         (g) Other Instruments or Documents. Such other instruments or documents as the Administrative Agent or any Lender may reasonably request in connection with this Amendment.

         SECTION 4. POST-EFFECTIVENESS COVENANT. The Borrower covenants and agrees that within 30 days of the date hereof, with respect to each real estate title insurance policy issued in connection with the Transferred Real Estate, the Borrower will cause to be delivered to the Collateral Agent an endorsement to such policies, reflecting the Transferred Real Estate Amendments and showing no exceptions to title other than those reflected in the original title insurance polices (provided that general survey related exceptions may be raised to the extent arising after the date of the survey delivered in connection with the original title insurance policy).

         SECTION 5. MISCELLANEOUS.

         SECTION 5.1. To induce the Agents and the Required Lenders to enter into this Amendment, Intermet represents and warrants to the Agents and the Lenders that: (a) the representations and warranties contained in the Credit Documents, as amended by this Amendment, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof; (b) after giving effect to this Amendment, no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by Intermet, and the Amended Agreement and each of the other Credit Documents are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority, regulatory body or securities exchange is required for, and in the absence of which would adversely affect, the legal and valid execution and delivery or performance by Intermet of this Amendment or the performance by Intermet of the Amended Agreement or by any Credit Party of any other Credit Document to which it is a party.

         SECTION 5.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.

         SECTION 5.3. Except as specifically provided above, the Existing Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Existing Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

         SECTION 5.4. On and after the Fifth Amendment Date, each reference in the Existing Agreement and related documents to "Five-Year Credit Agreement," "this Agreement" or words of like import, shall, unless the context otherwise requires, be deemed to refer to the Amended Agreement.

         SECTION 5.5. Intermet agrees to pay on demand all reasonable costs and expenses incurred at any time by the Administrative Agent (including the reasonable attorney fees and expenses for the Administrative Agent) in connection with the preparation, negotiation, execution and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

         SECTION 5.6. This Amendment shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and permitted assigns as provided in the Amended Agreement.

         SECTION 5.7. In case any provision in or obligation under this Amendment or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 5.8. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).



                        [Signatures Follow on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and to be delivered in New York, New York, by their duly authorized officers as of the day and year first above written.

                            INTERMET CORPORATION


                            By: /s/ Doretha J. Christoph
                               -------------------------------------------------
                            Name:  Doretha J. Christoph
                                  ----------------------------------------------
                            Title:  Vice President
                                   ---------------------------------------------



                                      S-1               Intermet Fifth Amendment

                            THE BANK OF NOVA SCOTIA,
                            INDIVIDUALLY AND AS ADMINISTRATIVE AGENT


                            By: /s/ M. D. Smith
                               -------------------------------------------------
                            Name:  M. D. Smith
                                 -----------------------------------------------
                            Title:  Agent Operations
                                   ---------------------------------------------


                            BANK ONE, MICHIGAN,
                            INDIVIDUALLY AND AS SYNDICATION AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            SUNTRUST BANK, INDIVIDUALLY AND
                            AS DOCUMENTATION AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            COMERICA BANK,
                            INDIVIDUALLY AND AS MANAGING AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------





                                      S-2               Intermet Fifth Amendment

                            THE BANK OF NOVA SCOTIA,
                            INDIVIDUALLY AND AS ADMINISTRATIVE AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            BANK ONE, MICHIGAN,
                            INDIVIDUALLY AND AS SYNDICATION AGENT


                            By: /s/ Oliver J. Glenn, III
                               -------------------------------------------------
                            Name:  Oliver J. Glenn, III
                                 -----------------------------------------------
                            Title:  First Vice President
                                   ---------------------------------------------


                            SUNTRUST BANK, INDIVIDUALLY AND
                            AS DOCUMENTATION AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            COMERICA BANK,
                            INDIVIDUALLY AND AS MANAGING AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------





                                      S-2               Intermet Fifth Amendment

                            THE BANK OF NOVA SCOTIA,
                            INDIVIDUALLY AND AS ADMINISTRATIVE AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            BANK ONE, MICHIGAN,
                            INDIVIDUALLY AND AS SYNDICATION AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            SUNTRUST BANK, INDIVIDUALLY AND
                            AS DOCUMENTATION AGENT


                            By: /s/ William C. Humphries
                               -------------------------------------------------
                            Name:  William C. Humphries
                                 -----------------------------------------------
                            Title:   Director
                                   ---------------------------------------------


                            COMERICA BANK,
                            INDIVIDUALLY AND AS MANAGING AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------





                                      S-2               Intermet Fifth Amendment

                            THE BANK OF NOVA SCOTIA,
                            INDIVIDUALLY AND AS ADMINISTRATIVE AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            BANK ONE, MICHIGAN,
                            INDIVIDUALLY AND AS SYNDICATION AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            SUNTRUST BANK, INDIVIDUALLY AND
                            AS DOCUMENTATION AGENT


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            COMERICA BANK,
                            INDIVIDUALLY AND AS MANAGING AGENT


                            By: /s/ Chris Stergians
                               -------------------------------------------------
                            Name: Chris Stergians
                                 -----------------------------------------------
                            Title:   Account Officer
                                   ---------------------------------------------





                                      S-2               Intermet Fifth Amendment

                            BANKERS TRUST COMPANY


                            By: /s/ Mary Jo Jolly
                               -------------------------------------------------
                            Name: Mary Jo Jolly
                                 -----------------------------------------------
                            Title:  ASSISTANT VICE PRESIDENT
                                   ---------------------------------------------

                            FLEET NATIONAL BANK


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            MIZUHO CORPORATE BANK, LTD.


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            KEYBANK NATIONAL ASSOCIATION


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            DG BANK DEUTSCHE
                            GENOSSENSCHAFTSBANK AG


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                                      S-4               Intermet Fifth Amendment

                            BANKERS TRUST COMPANY


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            FLEET NATIONAL BANK


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            MIZUHO CORPORATE BANK, LTD.


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            KEYBANK NATIONAL ASSOCIATION


                            By: /s/ Marvin S. Kodish
                               -------------------------------------------------
                            Name: Marvin S. Kodish
                                 -----------------------------------------------
                            Title:  Sr. V. P.
                                   ---------------------------------------------


                            DG BANK DEUTSCHE
                            GENOSSENSCHAFTSBANK AG


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                                      S-4               Intermet Fifth Amendment

                            BANKERS TRUST COMPANY


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            FLEET NATIONAL BANK


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            MIZUHO CORPORATE BANK, LTD.


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            KEYBANK NATIONAL ASSOCIATION


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------

              DS Bank AG, Deutsche Zentral-Genossenschaftebank Frankfurt am Main formerly known as: DG BANK DEUTSCHE
                            GENOSSENSCHAFTSBANK AG

                            By: /s/ Bruce T. Ritz
                               -------------------------------------------------
                            Name:  Bruce T. Ritz
                                 -----------------------------------------------
                            Title:  Vice President
                                   ---------------------------------------------

                            By: /s/ Nancy J. O'Conner
                               -------------------------------------------------
                            Name: Nancy J. O'Conner
                                 -----------------------------------------------
                            Title:  Vice President
                                   ---------------------------------------------


                                      S-4               Intermet Fifth Amendment

                            STANDARD FEDERAL BANK N.A.


                            By: /s/ John M. Babb
                               -------------------------------------------------
                            Name: John M. Babb
                                 -----------------------------------------------
                            Title:  Vice President
                                   ---------------------------------------------


                            NATIONAL CITY BANK


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            LANDESBANK SAAR GIROZENTRALE


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------



                                      S-5               Intermet Fifth Amendment

                            MICHIGANNATIONALBANK


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            NATIONALCITYBANK


                            By: /s/ John R. DeFrancesce
                               -------------------------------------------------
                            Name: John R. DeFrancesce
                                 -----------------------------------------------
                            Title:  Senior Vice President
                                   ---------------------------------------------


                            LANDESBANKSAARGIROZENTRALE


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                   ---------------------------------------------



                                      S-5               Intermet Fifth Amendment

                  Each of the undersigned hereby consents to this Amendment, ratifies the Guaranty Agreement and agrees that the Guaranty Agreement remains in full force and effect:

         ALEXANDER CITY CASTING COMPANY, INC.

         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         CAST-MATIC CORPORATION


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         COLUMBUS FOUNDRY, L.P.


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         DIVERSIFIED DIEMAKERS, INC.


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         FRISBY P.M.C., INCORPORATED


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


                                      S-6               Intermet Fifth Amendment

         GANTON TECHNOLOGIES INC.


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         INTERMET HOLDING COMPANY


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         INTERMET INTERNATIONAL, INC.


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         IRONTON IRON INC.

         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         LYNCHBURG FOUNDRY COMPANY


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------



                                      S-7               Intermet Fifth Amendment

         NORTHERN CASTINGS CORPORATION


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------



         SUDBURY, INC.


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         SUDM, INC.


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         TOOL PRODUCTS, INC.


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         WAGNER CASTINGS COMPANY


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------



                                      S-8               Intermet Fifth Amendment

         WAGNER HAVANA, INC.


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------


         INTERMET U.S. HOLDING, INC.


         By: /s/ Alan J. Miller
            --------------------------------------------------
         Name: Alan J. Miller
              ------------------------------------------------
         Title:  Vice President
                ----------------------------------------------












                                      S-9               Intermet Fifth Amendment